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                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                       ______________________________

                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

                       ______________________________

      Date of report (Date of earliest event reported): August 29, 2005


                    WESTBOROUGH FINANCIAL SERVICES, INC.
           (Exact name of registrant as specified in its charter)


        Massachusetts               000-27997            04-3504121
(State or other jurisdiction      (Commission          (IRS Employer
      of incorporation)           File Number)      Identification No.)

                  100 E. Main Street, Westborough, MA 01581
             (Address of principal executive offices) (Zip Code)

     Registrant's telephone number, including area code: (508) 366-4111

                               Not Applicable
        (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01   Entry into a Material Definitive Agreement.

On August 29, 2005, the Board of Directors of Westborough Financial Services, Inc. approved and adopted an amendment to the Employee Stock Ownership Plan of Westborough Financial Services, Inc. (the "ESOP"). In accordance with the requirements of the Economic Growth and Tax Relief Reconciliation Act of 2001, the ESOP amendment provides for the distribution of participant accounts following the termination of employment absent the direction of the participant if such participant has a vested balance of $1,000 or less in his or her ESOP account.

Item 9.01   Financial Statements and Exhibits.

(c)   The following exhibit is furnished with this report:

      Exhibit No.    Description
      -----------    -----------

      10.01(a)(2)    Amendment No. 3 to Employee Stock Ownership Plan of
                     Westborough Financial Services, Inc.


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                                 SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  WESTBOROUGH financial SERVICES, inc.


                                  By:     /s/ John L. Casagrande
                                          -----------------------------------
                                  Name:   John L. Casagrande
                                  Title:  Senior Vice President and Treasurer

Date: September 2, 2005


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